              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                       ON

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                                                       REGISTRATION NO. 811-7734
                                                                        33-63300


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                        --------

         Pre-Effective Amendment No.
                                     ----------------------             --------

         Post-Effective Amendment No.         7                             X
                                      ---------------------             --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                        --------

         Amendment No.         9
                       --------------------

                       (Check appropriate box or boxes.)


                         RESERVE PRIVATE EQUITY SERIES
               (Exact Name of Registrant as Specified in Charter)

             810 Seventh Avenue, New York, NY                10019
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code          (212) 977-9982
                                                   -----------------------------

Marc C. Cozzolino, Esq.,          810 Seventh Avenue, 17th Floor, New York, NY
--------------------------------------------------------------------------------
                                  10019 (Name and Address of Agent for service)

        It is proposed that filing will become effective (check appropriate box)
                   immediately upon filing pursuant to paragraph (b) of Rule 485
         ---------
                   on (date) pursuant to paragraph (b) of Rule 485
         ---------
             X     75 days after filing pursuant to paragraph (a) of Rule 485
         ---------
                   on (date) pursuant to paragraph (a) of Rule 485
         ---------

The Commission is requested to send copies of all communications to:

                          Paul F. Roye, Esq.
                          Dechert Price & Rhoads
                          1500 K Street, N.W.
                          Washington, D.C. 20005

The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. Registrant intends to file the notice required by Rule 24f-2 with respect to its fiscal year ending May 31, 1996 on or before July 31, 1996.

                                                              Total Pages
                                                                          ------

                 CROSS-REFERENCE SHEET PURSUANT TO RULE 495(a)

FORM             PROSPECTUS AND STATEMENT
N-1A              OF ADDITIONAL INFORMATION
ITEM               FORM CAPTION                                                       CAPTION
----     -----------------------------------                -------------------------------------------------------------
PART A
 1       Cover Page                                         Cover Page

 2       Synopsis                                           Fund Expenses

 3       Condensed Financial Information                    (omitted)

 4       General Description of Registrant                  The Trust; Investment Objective and Policies;
                                                            Investment Techniques and Investments

 5       Management of the Fund                             Management, Trustees and Officers of the Trust

 6       Capital Stock and Other Securities                 Shares of Beneficial Interest; Taxes; Dividends and Distributions

 7       Purchase of Securities Being Offered               How to Buy shares

 8       Redemption or Repurchase                           Redemptions

 9       Legal Proceedings                                  (omitted)

Part B
10       Cover Page                                         Statement of Additional Information

11       Table of Contents                                  Table of Contents

12       General Information and History                    (omitted)

13       Investment Objective and Policies                  Investment Policies; Other Policies

14       Management of the Registrant                       Trustees and Officers of the Trust

15       Control Person and Principal                       Trustees and Officers of the Trust
         Holders of Securities

16       Investment Advisory and Other                      Investment Management and Other Agreement
         Services

17       Brokerage Allocation                               Portfolio Turnover, Transaction Charges and
                                                            Allocation

18       Capital Stock and Other Securities                 Shares of Beneficial Interest

19       Purchase, Redemption, and Pricing                  Purchase, Redemption and Pricing of Shares;
         of Securities Being Offered                        Dividends and Taxes

20       Tax Status                                         Distributions and Taxes

21       Underwriters                                       Investment Management and Other Agreements

22       Calculation of Performance Date                    Performance Informance

23       Financial Statements                               (omitted)

THE                              GENERAL INFORMATION, PURCHASES AND REDEMPTIONS
RESERVE                          NATIONWIDE 800-637-1700
FUNDS


                         RESERVE GROWTH AND INCOME FUND



    The RESERVE GROWTH AND INCOME FUND (the "Fund" or "Growth and Income Fund") is a newly offered series of shares issued by The Reserve Private Equity Series ("Trust") an open-end management investment company.



    The Fund's investment objective is to provide income and some growth of principal while moderating risk through diversification and hedging strategies. Additionally a portion of the portfolio may be invested in natural resource securities in an attempt to hedge the erosion of the purchasing power of the assets resulting from inflation. The Fund seeks to achieve its objective by primarily investing in convertible bonds, convertible preferred stocks, and common stocks of companies that demonstrate favorable yields. Other debt instruments including government and corporate bonds may also be included in the portfolio. Typically, the Fund will seek to invest in companies where emphasis is placed upon sound balance sheets, steady dividend growth, high cash-flow, and low debt.


    This Prospectus sets forth concisely the information about the Fund which a prospective investor should know before investing. A Statement of Additional Information dated______________, providing further details about the Fund, has been filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained upon request and without charge by writing or calling the Fund at the telephone number shown above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                -----------------------------------------------


                        Prospectus dated______________.
 Investors are advised to read and retain this Prospectus for future reference.

                                 FUND EXPENSES


The following table illustrates all expenses and fees that a shareholder of the Fund will incur.


                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.50%
Maximum Sales Load Imposed on Reinvested Dividends  . . . . . . . . . . . . . . . . . . . . . . . .   None
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Redemption Fees*  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   None

 *The Fund charges a $10 fee for wire redemptions of less than $10,000.


                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                        GROWTH AND INCOME FUND
                                                                                        -----------------------
Comprehensive Fee                                                                              1.50%
12b-1 Fee                                                                                       .25%
                                                                                              ------
Total Operating Expenses                                                                       1.75%
                                                                                               =====


    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. Because the 12b-1 fee is an annual charge, long-term shareholders in the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.

    The Fund is charged a comprehensive fee (see "Management of the Fund" on page __) which includes all management fees and ordinary operating expenses.

    The following example illustrates the expenses a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.


                                                                        1 YEAR             3 YEARS
                                                                        ------             -------
Growth and Income Fund                                                    $62                $98



    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                   THE TRUST


    The Trust was formed on April 22, 1993 under Delaware law and is commonly known as a Delaware business trust. It is an open-end management investment company consisting, as of the date of this Prospectus, of seven separate series. Additional series may be added in the future by the Board of Trustees. The Reserve Growth and Income Fund (the "Fund", or "Growth and Income Fund") which is offered by this Prospectus is a non-diversified mutual fund.

The Growth and Income Fund is advised and managed by Reserve Management Company, Inc. (the "Adviser"), which supervises the day-to-day investment operations of the Fund. The Adviser and the Trust, on behalf of the Fund, have entered into sub-advisory agreement with Kenneth J. Gerbino & Company, a registered investment adviser.



                       INVESTMENT OBJECTIVE AND POLICIES


    The Growth and Income Fund's investment objective is to provide income and some growth of principal while moderating risk through diversification and hedging strategies. Additionally a portion of the portfolio may be invested in natural resource securities in an attempt to hedge the erosion of the purchasing power of the assets resulting from inflation. The Fund seeks to achieve its objective by primarily investing in convertible bonds, convertible preferred stocks, and common stocks of companies that pay good yields. Other debt instruments including government and corporate bonds may also be included in the portfolio. Typically the fund will seek to invest in companies where emphasis is placed upon sound balance sheets, steady dividend growth, high cash-flow and low debt. There can be no assurance that the Fund will achieve its investment objective.



    When the Sub-Adviser deems it advisable because of unusual economic and market conditions, the Fund may adopt a temporary defensive position and invest all or a portion of its assets in cash or cash equivalents. To the extent the Funds' assets are held in a temporary defensive position, the Fund will not be achieving its investment objectives. The type of short-term investments the Fund may hold includes but is not limited to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances, letters of credit, short-term notes and repurchase agreements, and instruments secured by any of the foregoing or the equivalent thereof.


    As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. As a result, an investment in the Fund could entail greater risk than a mutual fund with a policy of diversification.

    The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation. The Fund will not make investments in excess of 5% of its total assets in securities of companies that have operated for less than three years, including the operations of predecessors, and will not make any direct investment in oil, gas and mineral leases and real estate except the Fund may acquire the securities of companies holding oil, gas and mineral leases and real estate. The Fund will not invest more than 25% of the value of its total assets in securities of issuers in any particular industry or of any single foreign country (except U.S. Government securities).


                     INVESTMENT TECHNIQUES AND INVESTMENTS

PUT AND CALL OPTIONS ON SPECIFIC SECURITIES. The Fund may invest up to 5% of the value of its total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter. The Fund may write and sell covered put option contracts to the extent of 25% of the value of its total assets at the time such option contracts are written. The Sub-Adviser has extensive experience in the area of stock index options.

    There is no limitation on the amount of call options the Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration of the option. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the options contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security subject to the option at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the security underlying the option at the exercise price.
If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

    Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

    The Fund will only write covered options. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its Custodian bank.

    The successful use of options by the Fund is subject to the Sub-Adviser's ability to correctly predict movements in the market. If the Sub-Adviser is not successful in employing options in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

STOCK INDEX OPTIONS. The Fund may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing its investment objective or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

    The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's underlying investment securities correlate with the price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of an individual stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of an individual stock. As a result, successful use by the Fund of options on stock indexes will be subject to the Sub-Adviser's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than
those used in predicting changes in the price of individual stocks.   The
Sub-Adviser has extensive experience in the area of stock index options.

    When the Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction. Index options also involve risks similar to those risks relating to futures contracts described below.


FUTURES TRANSACTIONS IN GENERAL. The Fund is not a commodity pool but may engage in futures and options on futures transactions as described below for the purpose of hedging against changes in values of the Fund's investment securities. Futures transactions require different skills and techniques than those used in predicting changes in the price of individual investment securities.



    The Fund's ability to invest in futures and options thereon is limited to bona fide hedging pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts will exceed 5% of the value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount is excluded in calculating the 5%.



    Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount is known as "initial margin" and is in the nature of a deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all obligations thereunder have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market". At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position at the then prevailing price, which will terminate the Fund's existing position in the contract.



    Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and possibly subjecting some traders therein to substantial losses. If the Fund cannot close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the investment securities being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



    In addition, due to the risk of an imperfect correlation between the Fund's investment securities that are subject to the hedging transaction and the futures contract being used as a hedging device, it is possible that the hedge will not be fully effective, in that losses on the investment securities may be in excess of gains on the futures contract, or losses on the futures contract may be in excess of the gains on the investment securities that were the subject of the hedge. If the Sub-Adviser is not successful in employing futures contracts and options thereon as hedging transactions, the Fund's performance will be worse than if the Fund did not make such investments. In futures contracts based on indexes, the risk of improper correlation increases as the composition of the Fund's investment securities varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been lesser or greater than that of the underlying securities. Such "over hedging" or "under hedging" may adversely affect the net asset value of the Fund if market movements are not as anticipated when the hedge was established.



    The Fund will not purchase or sell futures contracts or related options for which the aggregate initial margin and initial premiums exceed 5% of the value of the Fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts or options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid high-grade debt obligations with a daily market value equal to the value of the obligation under the futures contract or option thereon (less any related margin deposits) will be maintained in a segregated account at the Custodian Bank. Further, the Internal Revenue Code's requirements for qualification as a regulated investment company may also limit the extent to which the Fund can engage in futures transactions. See "Distributions and Taxes" in the Statement of Additional Information.



    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absences of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse consequences; and
(6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Distributions and Taxes" in the Statement of Additional Information.



STOCK INDEX FUTURES. The Fund may purchase and sell stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.



    There can be no assurance of the successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation between movements in the stock index future and the investment securities being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of various market distortions. The risk of imperfect correlation increases as the composition of the Fund's investment securities differs from the securities contained in the applicable stock index. Although all participants in the futures market are subject to margin deposit and maintenance requirements, certain investors may close futures contracts through offsetting transactions rather than meeting additional margin deposit requirements thus distorting the normal relationship between the index and futures markets. In addition, for speculators the deposit requirements in the futures market are less burdensome than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of the foregoing, a correct forecast for general market trends by the Sub-Adviser still may not result in a successful hedging transaction.



    The successful use of stock index futures by the Fund is also subject to the Sub-Adviser's ability to correctly predict movements in the market. If, for example, the Fund has hedged against the possibility of a decline in the market adversely affecting its investment securities and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks it has hedged due to the offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet its daily variation margin requirements, it may have to sell its investment securities. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell investment securities at a time when it is not advantageous to do so.


ILLIQUID SECURITIES. The Fund may hold up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven (7) days after notice, and certain asset-backed and mortgage backed securities. The Fund will treat non-U.S. Government POs and IOs as defined on page __ as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Board of Trustees.

    Purchased OTC options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Adviser and Board of Trustees.

CASH EQUIVALENTS. The Fund may invest in cash equivalents, which are short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any instrumentality thereof (including repurchase agreements collateralized by such securities); and deposit type obligations of domestic and foreign banks or the equivalent thereof. Instruments which are not rated may also be purchased by the Fund provided such instruments are determined to be of comparable quality by the Sub-Adviser under the supervision of the Adviser and the Board of Trustees of the Trust to those instruments in which the Fund may invest.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. A repurchase agreement is a transaction by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price at a later date. The Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees. The Adviser will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest. If the other party to the repurchase agreement defaults on its obligation to repurchase the underlying securities, the Fund may incur a loss upon disposition of them if the value of those securities has declined. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Fund may encounter difficulties and might incur costs upon exercise of its rights under the repurchase agreement.

LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral, cash, bank letters of credit or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The value of the securities loaned cannot exceed 25% of the Fund's total assets. Loan arrangements made by the Fund will require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. In connection with a loan of securities, the Fund may pay reasonable finders, custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower of the securities. The Statement of Additional Information further explains the Fund's securities lending policies.

U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States.

SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in both adjustable rate and fixed rate securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury IS under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

    The Fund may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped: (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm)and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A "stripped security" issued by an investment banking firm or other private organization is not considered to be a U.S. Government security.


                             MANAGEMENT OF THE FUND

THE ADVISER. The Fund's Investment Adviser is Reserve Management Company, Inc., 14 Locust Place, Manhasset, New York 11030, which manages The Reserve Funds with over $3 billion in assets. The Adviser supervises a continuous investment program for the Fund, evaluates and monitors the Sub-Adviser's performance, investment program and compliance with applicable laws and regulations and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued or modified. The Adviser is also responsible for the day-to-day administration of the Fund's activities. Under the Investment Management Agreement, the Adviser pays all employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Fund. Excluded from ordinary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees.

    For its services under the Investment Management Agreement and for paying the Fund's ordinary operating expenses, the Adviser is paid a comprehensive fee of 1.50% per annum of the average daily net assets of the Fund.


THE SUB-ADVISER. The Adviser and Trust have retained Gerbino & Company, 9595 Wilshire Boulevard, Suite 200, Beverly Hills, CA 90212 ("Sub-Adviser" or "Gerbino & Company") as Sub-Adviser. Under the Sub-Advisory Agreement, Gerbino & Company manages the assets of the Fund in accordance with its investment objectives, investment programs, policies, and restrictions under the supervision of the Adviser and Board of Trustees. The Adviser (not the Fund) pays the Sub-Adviser for its services from the Investment Management Agreement.



    The Sub-Adviser which was formed in 1977 currently manages $60 million for high net worth individuals, pensions, and trusts, and has not previously served as an Adviser or Sub-Adviser to a registered investment company. However, the principals of the company have over 50 years experience in using the investment policies discussed herein.



    For its services, Gerbino & Co. receives a sub-advisory fee up to .75% per annum of the Fund's average daily net assets.


    The Investment Management Agreement and Sub-Advisory Agreement provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.


PORTFOLIO MANAGERS.   Mr. Kenneth J. Gerbino has been an independent money
manager for 20 years and is a registered investment adviser. Mr. Gerbino is responsible for macro economic trends and appropriate investment strategies for the Fund. Mr. Raymond Baker has thirty two years of investment experience and is Director of Investments at Gerbino & Co. Mr. Baker will be responsible for the day-to-day investment recommendations and decisions for the Fund.



PERFORMANCE INFORMATION. Set forth below are certain performance data provided by the Sub-Adviser.

    The following performance calculation was used to prepare the Sub-Adviser's Investment Performance. In order to calculate investment performance, the annual market value of the Sub-Adviser's portfolio was determined as the sum of the market value of all of its assets (including cash, cash equivalents, interest, dividends and securities). The annual rate of return was determined on a time weighted basis as the percentage change of the Sub-Adviser's assets after allowing for the effect of any cash additions or withdrawals which occurred during the year. The investment performance reflects the cost of brokerage commissions and most other expenses. The accounts were managed utilizing the same investment objectives and policies as the Fund.


Year Ended                           Sub-Adviser's                     S&P
December 31                          Total Return                       500
-----------                      --------------------               ------------
1991                                    24.3%                         30.5%
1992                                    18.3%                          7.7%
1993                                    34.5%                         10.0%
1994                                    (7.0%)                         1.3%

January 1, 1995 to
June 30, 1995                            2.7%                         20.2%

Annualized return for the
period January 1, 1991 to
June 30, 1995                           15.2%                         15.1%


    There are no advisory fees included in the gross return calculations. These performance calculations assume the reinvestment of dividends and distributions.

    Investors should not rely on the above performance data of the Sub-Adviser as an indication of the future performance of the Fund. It should be noted that management of the Fund will be affected by the Fund's obligation to redeem its shares upon request, regulatory requirements of the Investment Company Act of 1940 and requirements of the Internal Revenue Code of 1986, as amended, to qualify as a regulated investment company.

    The Sub-Adviser's performance is compared to one stock market index. Standard & Poor's 500 Stock Price Index is widely regarded by investors as representative of the securities markets in general.

PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for the Fund and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the responsibility of the Sub-Adviser. In general, the Sub-Adviser seeks to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the Sub-Adviser may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

    The Sub-Adviser may consider statistical, research, or other services provided by the broker or dealers, some of which may be useful to the Sub-Adviser in its other business functions. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors as determined in good faith by the Sub-Adviser. The Sub-Adviser is authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of the Fund, but only if the Sub-Adviser reasonably believes that the execution and commission are comparable to those available from other qualified firms. Further, subject to procedures adopted by, and under the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it, provided the commission or fee paid on the transaction is reasonable and fair when compared to the commission or fee charged by other brokers or dealers on comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

    The annual portfolio turnover rate of the Fund is expected to approximate 100% under normal market conditions. See "Portfolio Turnover, Transaction Charges and Allocation" in the Statement of Additional Information.

TRUSTEES. Under the Declaration of Trust, which is governed by the laws of the State of Delaware, the Trustees of the Trust are ultimately responsible for the conduct of its affairs. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders.
The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of a majority of the Trust's outstanding shares.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Trust acts as its own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and the minimum subsequent investment is $100, except for IRAs. The initial minimum investment for an IRA is $250, and subsequent investments are accepted in any amount. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. An initial purchase must be accompanied by an Investment Application. If no dealer or broker is named in the Investment Application, the Distributor will act as dealer for you. You can buy shares of the Fund each business day at the public offering price next determined after receipt of payment by the Fund or an investment dealer which has a sales agreement with the Fund's Distributor of a request in proper form. The public offering price is equal to net asset value of the Fund plus a sales charge as set forth in the table below. Payments (denominated in U.S. dollars) must be made (if purchasing directly from the Fund):

     - By check (drawn on a U.S. bank) payable to or endorsed to Reserve Private Equity Series. You must include your account number on each check unless it is an initial purchase. Checks should be mailed to Reserve Private Equity Series, 810 Seventh Avenue, New York, N.Y. 10019-5868. A fee (currently $15) will be imposed if any check used for investment in your account does not clear. The investor is also liable to reimburse the Fund for any loss incurred due to a returned check.

    - By wire: Prior to calling your bank, call the Fund for specific instructions at 800-637-1700.

    Investments in the Fund may also be made through investment dealers which have sales agreements with Resrv Partners, Inc., the distributor of the Fund's shares ("Authorized Dealer"). Such dealers should send the investor's Investment Application and payment to the Fund. Payment should be made by check or wire. Purchase orders will be confirmed at the public offering price calculated next after receipt by the Fund or an Authorized Dealer, which order must be promptly transmitted to the Fund, of the properly completed Investment Application and payment. The Fund must be notified before 4:00 P.M. (New York time) of the amount to be transmitted and the account to be credited and the Fund must receive the credit at its bank by 4:00 P.M. (New York time). Orders received by the Fund or an Authorized Dealer after 4:00 P.M. (New York time) will be priced at the public offering price in effect at 4:00 P.M. (New York time) on the next business day.

SALES CHARGE TABLE. Share purchases of the Fund are made at the public offering price. The public offering price is the net asset value per share plus a sales charge as shown below:

                                                                                        Dealers'
                                      As a %                    As a %                Reallowance
                                    of Offering              of Net Asset              as a % of
Amount of Transaction             Price per Share           Value per Share          Offering Price
---------------------             ---------------           ---------------          --------------
Less than $50,000                     4.50                      4.71                        4.00
  $50,000 to less than $100,000       3.50                      3.63                        3.00
$100,000 to less than $250,000        3.00                      3.09                        2.50
$250,000 to less than $500,000        2.50                      2.56                        2.00
$500,000 to less than $1,000,000      1.50                      1.52                        1.00
Over $1,000,000                         0                        0                            0

      It is the position of the staff of the Securities and Exchange Commission that if the dealer reallowance exceeds 90% a dealer may be considered an underwriter under the Securities Act of 1933.

      Shares of the Fund may be purchased at net asset value, without sales charge, by brokers or broker-dealers who have a signed dealer agreement with the Fund, by full time employees, their spouses and minor children of the Adviser, Sub-Adviser, Resrv Partners, Inc., and other affiliated companies; any Trustee of the Fund and their spouses; any trust, pension, profit sharing, or other benefit plan in which any such foregoing person is a participant; Sub-Adviser advisory clients and related persons of such; by a bank or broker -dealer that charges an asset management fee, provided the bank or broker-dealer has an agreement with the Fund; and through reinvestment of dividends and capital gains distributions.

      Direct clients of Resrv Partners, Inc. who were Reserve money fund shareholders as of September 30, 1995, may purchase shares of the Fund at net asset value plus a maximum sales charge of 1%.

RIGHT OF ACCUMULATION. Reduced sales charges apply to any purchase of shares of the Fund where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund with a current market value of $50,000 and subsequently purchase shares of the Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price.

      To qualify for reduced sales charges, at the time of purchase you or your dealer must notify the Fund or Resrv Partners, Inc., that such purchase should be combined.

LETTER OF INTENT. Investors who anticipate that they will invest $50,000 (other than through exchanges) or more in shares of the Fund within thirteen months may execute a Letter of Intent on the form in the Investment Application. The execution of a Letter of Intent will result in an investor paying a lower sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen month period. Purchases of other Trust separate investment portfolios that may be offered may be included to fulfill the Letter of Intent. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated letter executed within 90 days of such purchase (accumulation credit).

      Out of an investor's initial purchase (or subsequent purchases) 5% of the specified dollar amount of this Letter of Intent will be held in escrow by the transfer agent in his/her account until his/her total purchases of the Fund plus his/her accumulation credit (if any) equal the amount specified.

      If total purchases plus an investor's accumulation credit are less than specified amount, the investor agrees to remit to the distributor an amount equal to the difference in dollar amount of sales charge the investor has actually paid and the amount of sales charges which he/she would have paid on his/her aggregate purchases if the total of such purchases had been made at a single time. If the investor does not pay such difference in sales charges within 20 business days after written request by the dealer, bank or distributor, the transfer agent, upon instructions from the distributor is authorized to effect the repurchase of an appropriate number of escrowed shares in order to realize such difference.

NET ASSET VALUE. Fund shares are issued at net asset value plus a sales charge (if applicable) and redeemed at the net asset value next determined after receipt by the Fund of a request in proper form. The net asset value of the shares of the Fund is calculated at the close of business of the New York Stock Exchange, on each day the New York Stock Exchange is open, which is currently 4:00 P.M. (New York time). The net asset value of the Fund will not be determined on those days that the New York Stock Exchange is closed for trading or on days on which no orders to purchase, sell or redeem shares have been received by the Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share of the Fund is determined by adding the value of all the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. Business days are days when the New York Stock Exchange is open for regular trading.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use the Fund as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan, with information regarding administration fees and other details are available from Resrv Partners, Inc. The initial minimum investment is $250. Subsequent investments are accepted in any amount.

DISTRIBUTOR. The Fund's distributor is Resrv Partners, Inc., 810 Seventh Avenue, New York, N.Y. 10019. The distributor is a wholly-owned subsidiary of the Adviser.

      All orders for the purchase of shares of the Fund are subject to acceptance or rejection by Resrv Partners, Inc. in its sole discretion. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever in its judgment it is in the best interests of the Fund to do so.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares in the Reserve money market funds at net asset value and other separate investment portfolios that may be offered by the Trust at net asset value. No sales charge applies to exchanges between identical classes of shares or from the Reserve money market funds to no-load classes of shares. Exchanges of shares from the Reserve money market funds to classes other than no-load classes are subject to applicable sales charges on the Fund unless a waiver of the sales charge is applicable. A waiver of the sales charge may apply if the shares being exchanged from the Reserve money market funds were acquired: (a) by a previous exchange from shares of the portfolio purchased with a sales charge, or (b) through investments of dividends or capital gains distributions with respect to the foregoing category of shares. Shares of any of the money market funds or the Fund must be registered for sale in the investor's state.

      The exchange privilege is not available for shares which have been held for less than 15 days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Investment Application that his authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at (212) 977-9880 or (800) 637-1700. The Fund and its affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund also may require the use of a password or other form of personal identification. In addition, the Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making a exchange request by telephone, in which case an exchange request would have to be made in writing.


      The Trust may modify or discontinue the exchange privilege at any time, and will do so on sixty (60) days' notice, if such notice is required by regulations adopted under the Investment Company Act of 1940. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. The Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders. The Fund may take such action, which includes, but is not limited to the imposition of fees.
Investors should be aware that the Fund may, in its discretion, limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than 10 days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Fund by 4:00 P.M. (New York time) on a regular business day to take effect that day. Telephone exchanges may be effected on regular business days from 9:00 A.M. to 4:00 P.M. (New York time). Exchange requests received after 4:00 P.M. (New York time) will be effected at the next calculated net asset value plus a sales charge (if applicable).

      Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes. A prospectus for any of the Reserve money market funds or other series of the Trust may be obtained from the Distributor or any Authorized Dealer. An investor considering an exchange should refer to the appropriate fund prospectus for additional information since each Reserve money market fund and series of the Trust has different investment objectives and policies.

DISTRIBUTION PLAN. Under the Plan of Distribution ("Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays Resrv Partners, Inc. for advertising, marketing and distributing the Fund's shares and for servicing Fund shareholders at an annual rate of .25% of the value of the Fund's average daily net assets. The Fund is not obligated to pay any distribution expense in excess of such distribution services fee. If the Plan were terminated or not continued, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund.

      Under the Plan, Resrv Partners, Inc. may make payments to brokers, financial institutions and financial intermediaries for administration, for servicing Portfolio shareholders who are also their clients and/or for distribution. Resrv Partners, Inc. determines the amounts to be paid to brokers, financial institutions and financial intermediaries ("Firms"). Firms receive such fees in respect of the average daily net asset value of the Fund's shares owned by shareholders for whom the Firm performs servicing or for whom the Firm is the dealer of record. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states. The fees payable to Resrv Partners, Inc. under the Plan for advertising, marketing and distributing the Fund's shares and for payments to Firms are payable without regard to actual expenses incurred. Resrv Partners, Inc. may use such fees to promote the sale of shares such as by paying for the preparation, printing and distribution of prospectuses to other than current shareholders or other promotional activities.

      The Glass-Steagall Act and other applicable laws prohibit federally chartered or supervised banks from engaging in the business of issuing, underwriting, selling or distributing securities although national and state chartered banks are permitted to purchase and sell securities upon the order and for the accounts of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Trust shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the bank may also receive compensation from the bank accounts they service. It is management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Trust shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer.

                         SHARES OF BENEFICIAL INTEREST

      The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was organized as an unincorporated Delaware business trust on April 22, 1993 and is authorized to issue an unlimited number of shares of beneficial interest, which may be issued in any number of series. Shareholders are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trust has no intention of issuing share certificates. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. The Trustees do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of Shareholders as may be required under the Investment Company Act of 1940 (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust.


                                     TAXES

      The Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its net income and net capital gains are distributed. The requirement for maintaining its status as a regulated investment company under the Internal Revenue Code ("Code") may cause the Fund to restrict the degree to which it engages in short term trading, short sales and transactions in options and futures contracts. Dividends paid by the Fund from net investment income, including net short term capital gains, whether in cash or in additional shares of the Fund, will be taxable as ordinary income.

      The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income, plus 98% of their capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one year period ending October
31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid during January of the following year.

      Distributions from long term capital gains designated by the Fund as capital gain dividends whether paid in cash or additional shares of the Fund, are taxable for Federal income tax purposes as long term capital gains, regardless of the length of time Trust shares have been held and are not eligible for the dividends received deduction available to corporations. Dividends and other distributions may also be subject to state and local taxes. A purchase of Fund shares shortly before the ex-dividend date or capital gains distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

      Under the Code exchanges and redemptions of shares, including transfers of shares of the Fund for shares of another fund with which the Fund has exchange privileges, are taxable events and, accordingly, may result in capital gain or loss for shareholders participating in such transactions. Deductions for losses recognized on the disposition of shares may in some circumstances be disallowed or deferred. However, if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. Furthermore, shareholders electing to reinvest dividends or other distributions in new shares will nevertheless be treated as having received such distributions for tax purposes.

      For tax purposes, the Fund will send shareholders an annual notice of dividends and distributions paid during the prior year. Shareholders are advised to retain all statements received from the Fund to maintain accurate records of their investments. The tax treatment of non-resident alien individuals, foreign corporations, and other non-U.S. shareholders may differ from that described above. Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes with specific reference to their own tax situation.

                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders may receive two kinds of distributions from the Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to an investor's account at net asset value unless the shareholder has requested on the Investment Application or in writing to the Fund one of the following three options:

    (1) Dividend Option - to receive income dividends in cash and capital gains distributions in additional shares.

    (2) Distribution Option - to receive capital gains distributions in cash and income dividends in additional shares.

    (3) Dividend and Distribution Option - to receive both income dividends and capital gains distributions in cash.

    These three options are not available, however, for retirement plans or an account with a net asset value of less than $1,000.

    Any net investment income will be distributed quarterly as dividends to shareholders. Any net realized short and long term capital gains, if any, will be paid to shareholders at least annually.


                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Fund shares are redeemed at net asset value determined as of the next close of the New York Stock Exchange on a regular business day after the written request by any person in proper form is received by the Fund, at 810 Seventh Avenue, 17th Floor, New York, New York 10019-5868. Redemptions may be effected during regular business days from 9:00 A.M. to 4:00 P.M. (New York time). Redemption requests received after 4:00 P.M. (New York time) will be effected at the next calculated net asset value. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. The procedures and potential liability of the Fund and its affiliates in connection with telephone exchanges as discussed in "Exchange Privilege" above also apply to telephone redemptions. To reduce such risk, proceeds of telephone redemptions may be sent only to a bank or brokerage account designated by the shareholder, in writing, on the Investment Application or in a letter with the signature(s) guaranteed and telephone redemption requests will be recorded. All other redemption requests must be signed by the registered owner(s) with signature(s) guaranteed by a member firm of a national securities exchange, a domestic commercial bank, credit union, savings bank, savings and loan association or domestic trust company. If an account has multiple owners, the Fund may rely on the instructions of any one owner unless otherwise instructed in writing. Guarantees from notaries public are unacceptable. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. Changes in redemption instructions, registration or authorized signatures must be in writing with the signature(s) guaranteed. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, savings and loan association or credit union, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay.

    The Fund ordinarily will make payment for all shares redeemed within seven
(7) days after receipt of a redemption request in proper form except as provided by rules of the Securities and Exchange Commission or until your purchase check has cleared (see "Restrictions", below). The Fund will provide written confirmation of redemption transactions.

    The Fund reserves the right to refuse a telephone redemption if its believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time upon proper notice to shareholder. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Trust by telephone to request a redemption of shares. In such cases shareholders should consider using another method of redemption, such as a written request.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such other parties' own redemption minimums, service fees, and other redemption requirements.

SMALL ACCOUNTS. The Fund reserves the right to redeem shares in any account with a balance of less than $1,000 in share value. Prior to any such redemption, the Fund will give the shareholder thirty (30) days' written notice during which time the shareholder may increase their investment to avoid having their shares redeemed. The $1,000 minimum balance will be waived if the account balance drops below $1,000 due to market activity. IRA accounts would not be subject to this requirement. Shareholders whose account has a balance of $1,000 must achieve a balance of $2,500 within 12 months or the Funds may choose to impose a fee (currently $5.00 monthly).

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings); (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine the fair value of its net assets; or (c) for such periods as the SEC may by order permit. If shares of the Fund are purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemption normally will not be transmitted until two (2) business days after the purchase by wire.


                              GENERAL INFORMATION

BACKUP WITHHOLDING. The Fund is required by Federal law, subject to certain exemptions, to withhold 31% of dividends, capital gains distributions and payments for shares redeemed. In order to avoid this withholding requirement investors are required to certify, on the account application or separate W-9 Form, that their taxpayer identification number is correct, that they are not currently subject to backup withholding, or that they are exempt from backup withholding and the Fund must not have been directed by the IRS to backup withhold. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to an uncertified account in any year, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is mailed to each shareholder at least quarterly.

SPECIAL SERVICES. The Fund reserves the right, upon notice, to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on official Trust checks, returned checks and special research services.

PERFORMANCE. From time to time, in advertisements and sales literature, the Fund may present information regarding the total return on a hypothetical investment in the Fund for various periods of performance and may make comparisons of such total return to various stock indices (group of unmanaged common stocks), including the New York Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, and the Dow Jones Industrial Average, the NASDAQ Composite Index, or to groups of comparable mutual funds.

    Total return for a period is the percentage change in value during the period of an investment in the Fund's shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate to a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund and the deduction of the maximum sales load from the initial investment.

    In addition to the figures described above, the Fund might use rankings or ratings determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service to compare the performance of the Fund with the performance of
(i) other funds of similar size and investment objective or (ii) broader groups of funds. Such comparative performance information will also be stated in the same terms in which the comparative data or indices are stated. For these purposes, the performance of the Fund, as well as the performance of the mutual funds, do not reflect sales loads, the inclusion of which would reduce Fund performance.

    Performance of the Fund will vary from time to time, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.



                          ---------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                          ----------------------------

                         RESERVE PRIVATE EQUITY SERIES
                         RESERVE GROWTH AND INCOME FUND
                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (800) 637-1700

                    ----------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information describes Reserve Private Equity Series ("Trust") and the Reserve Growth and Income Fund ("Growth and Income Fund" or "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained (without charge) from Reserve Private Equity Series. This Statement is dated __________________, 1995.




                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
         Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . .
         Other Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Trustees and Officers of the Trust . . . . . . . . . . . . . . . . .
         Investment Management and Other Agreements . . . . . . . . . . . . .
         Portfolio Turnover, Transaction Charges and  . . . . . . . . . . . .
         Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Shares of Beneficial Interest  . . . . . . . . . . . . . . . . . . .
         Purchase, Redemption and Pricing of Shares . . . . . . . . . . . . .
         Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . .
         Performance Information  . . . . . . . . . . . . . . . . . . . . . .

                              INVESTMENT POLICIES

         The Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without a majority vote of the Fund shareholders, as defined in the Investment Company Act of 1940. The Large-Cap Value Equity Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency proposes and then only in an amount not to exceed 33 1/3% of the market value of its assets; (2) issue senior securities as defined in the Investment Company Act of 1940 except that the Fund may borrow money in accordance with limitation (1); (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; (4) invest 25% or more of the value of its total assets in the securities of issues in any particular industry; (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except the Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; (6) invest in voting securities or in companies for the purpose of exercising control; and (7) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

         In addition to the fundamental investment policies listed above, the Fund has voluntarily adopted certain policies that may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders. In accordance with such policies and restrictions the Fund cannot:

         (1) purchase from or sell investment securities to any of the officers or Trustees of the Trust, its investment adviser, its investment sub-adviser, its principal underwriter or the officers, principals or directors of its investment adviser, investment sub-adviser or principal underwriter; and (2) purchase or retain securities of an issuer any of whose officers, directors, trustees or securityholders is an officer or Trustee of the Trust or a member, officer, director or trustee of the investment adviser or sub-adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the securities (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such securities together beneficially own more than 5% of such securities or both.

         As a non-diversified company, the Fund is permitted to invest all of its assets in a limited number of issuers. However, it intends to comply with Subchapter M of the Internal Revenue Code in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in the Fund could entail greater risk than in a fund which has a policy of diversification.

                                 OTHER POLICIES

LENDING OF SECURITIES. The Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the United States Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of The New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

WARRANTS. The Fund also may invest up to 5% of its net assets in warrants. Included within this amount, may be warrants which are not listed on the New York or American Stock Exchanges. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities.

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Sub Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 for which there is a readily available market will not be deemed to be illiquid if they meet guidelines established by the Board of the Trustees. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an Exchange include the following (a) insufficient trading interest in certain options; (b) restrictions or transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

         In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized United States securities dealer ("OTC option") purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


FINANCIAL FUTURES CONTRACTS, INCLUDING STOCK INDEX FUTURES, AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts, the Fund will deposit in a segregated account with the Fund's Custodian an amount of cash or U.S. Government Securities (as defined below) or other liquid high-quality debt securities equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over the counter.



         With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading Regulations promulgated under the Commodity Exchange Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.



GENERAL. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts, options, or forward contracts, or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.



         The Fund's ability to dispose of its positions in futures contracts, options, and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing.
It is impossible to
predict the amount of trading interest that may exist in various types of futures contracts, option and forward contracts. If a secondary market does not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect closing transactions in the option (i.e., dispose of the option), with the result that Ii) an option purchased by the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes."


                      TRUSTEES AND OFFICERS OF THE TRUST

BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

         Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

         EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey
07091.

         Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET and RTET.

         HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York
10021.
         Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET and RTET. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

         BURTT R. EHRLICH, Trustee, 667 Madison Avenue, New York, New York
10021.

         Mr. Ehrlich is a Director of Benson Eye Care Corp and a private investor. Until 1992, he was President and Chairman of Ehrlich Bober Financial Corp., a municipal securities investment firm.

         DONALD J. HARRINGTON*, C.M, Trustee, St. John's University, Jamaica, New York 11439.

         The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET and RTET. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

         NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York
10004.

         Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET and RTET.

       THOMAS L. RHODES, Trustee, 150 East 35th Street, New York, New York 10016

       Mr. Rhodes is President and a member of the Board of Directors of the National Review. From 1976 to 1992 Mr. Rhodes was a partner with Goldman, Sachs & Co., an investment banking firm.

       MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

       Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, and RNYTET. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

       PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York
10019.

       Mr. Colletti is Controller of RF, RIT, RTET and RNYTET. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

------------------------------
* Interested Trustee within the meaning of the Investment Company Act of 1940.

         Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of their office.

                                           COMPENSATION TABLE
                                           ------------------
                                                AGGREGATE                       TOTAL COMPENSATION
                                              COMPENSATION                  FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                                FROM FUND**             (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
------------------------------------------------------------------------------------------------------------
Edwin Ehlert, Jr.                                 $0                              $16,500
Henri W. Emmet                                    $0                              $16,500
Rev. Donald J. Harrington                         $0                              $16,500
Niels W. Johnsen                                  $0                              $16,500
Burtt R. Ehrlich                                  $0                              $0
Thomas L. Rhodes                                  $0                              $0

       **Amount shown are for the Fund's fiscal year ending May 31, 1995.


                   INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

THE ADVISER. Reserve Management Company, Inc. ("Adviser"),14 Locust Place, Manhasset, New York, NY 11030, a registered investment adviser, manages the Trust and provides it with investment advice pursuant to an Investment Management Agreement. Under the Investment Management Agreement, the Adviser manages the Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and Statement of Additional Information. RMCI pays all employee costs and other ordinary operating costs of the Fund pursuant to the Investment Management Agreement. Excluded from ordinary operating costs are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share.

         For its management services, and for paying all of the employee costs, costs of the Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a comprehensive fee, at the annual rate of 1.50% per annum of the average daily net assets of the Fund.

         The Investment Management Agreement is subject to annual review by and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.


THE SUB-ADVISER. Kenneth J. Gerbino & Company ("Sub-Adviser"), 9595 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212, a registered investment Adviser, acts as Sub-Adviser to the Fund. The Adviser and Trust have entered into a Sub-Advisory Agreement with the Sub-Adviser pursuant to which the Adviser will pay any fees of the Sub-Adviser. The Sub-Advisory Agreement is subject to annual review by and must be approved annually by the Trustees, including a majority of those who are not "interested persons" as defined in the Investment Company Act of 1940, cast in person at a meeting called for purpose of voting on such renewal. The agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.


CUSTODIAN. Chemical Bank, 4 New York Plaza, New York, New York 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.
DISTRIBUTION AGREEMENT. Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, New York 10019, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the Investment Company Act of 1940, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

         The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940.

DISTRIBUTION PLAN. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("payees") in respect of Trust shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance or other services. The Distributor may also retain
amounts to pay for advertising and marketing expenses.   Assistance payments by
the Distributor are made to payees at an annual rate not to exceed .25% of the average net asset value of all payees' qualified accounts. The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares.

         Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

         The Plan and related agreements may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons", as defined in the Investment Company Act of 1940.
The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019 is the Trust's independent accountants.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

         Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, the Sub-Adviser places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities the Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, the Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for the Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, the Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the Investment Company Act of 1940.
         When transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.


                         SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an interest in the respective series of the Trust proportionately equal to the interest of each other share. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and Federal securities laws. These currently require that each series be preferred over all other series in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional series would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective series of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

         Each Fund share when issued is fully paid, nonassessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its series, equal rights to all dividends and other distributions from its series, and one vote for all purposes. Shares of separate series vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Regulations of the Securities and Exchange Commission provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such series votes separately. Each series votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at a meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption net asset value is determined). The Trust has made an election committing it to pay in cash all requests for redemption from the series involved, by any shareholder or record, limited during any 90-day period to the lesser of $250,000 or 1% of the net assets of the series at the beginning of the period. The election is irrevocable pursuant to rules and regulations under the Investment Company Act or 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. In disposing of such securities an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

DETERMINATION OF NET ASSET VALUE. Shares are offered at net asset value plus a sales charge. The net asset value of the Fund is calculated at the end of each business day (currently 4:00 PM New York time) that the New York Stock Exchange is open for trading and on other days there is a sufficient degree of trading to materially affect the Fund's net asset value. The net asset value is not calculated on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value per share of the Fund is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the Fund.

         Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into United States dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

REDUCED SALES CHARGE. Officers, directors, full time employees and Trustees, and any trust, pension, profit sharing or qualified retirement plan of the Adviser, Sub-Adviser, the distributor, the Trust and any affiliate thereof may purchase shares of the Fund at the net asset value per share. Spouses and minor children of the foregoing may also purchase shares at net asset value. In addition, Sub-Adviser advisory clients and related persons of such may purchase shares at net asset value.


                            DISTRIBUTIONS AND TAXES

         The following is a general description of certain tax rules relating to the Fund. It is not exhaustive and prospective investors may wish to consult their tax advisers.

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its taxable net income, the Fund generally will not be subjected to federal income tax on such distributed amounts. Shareholders of the Fund, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Net long term capital gains distributions will be taxable to shareholders as long term capital gains, regardless of the length of time the corresponding shares have been held.

         Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss (if the shares are capital assets in the shareholder's hands) and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
         In order to qualify as a "regulated investment company" under the Code, the Fund must, among other things, in each taxable year distribute at least 90 percent of its taxable income to shareholders, derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities and derive less than 30 percent of its gross income from the sale or disposition of securities held for less than three months. Accordingly, the Fund will be subject to certain restrictions including restrictions in the writing of options on securities which have been held for less than three months, purchasing and selling futures contracts held for less than three months, in the writing of options which expire in less than three months, and in effecting closing purchase transactions, with respect to options which have been written less than three months prior to such transactions.

         The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short and long term capital losses) for the one year period ending October 31. Dividends declared in December of any year to shareholders of record on any date in December will be deemed to have been received by the shareholders and paid by the Fund on the record date, provided such dividends are paid by February 1 as of the following year.

         Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on December 31 in the year declared even though paid in the next year.

         Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

         The Code includes rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the counter calls.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, this amount, character and timing of gains or losses form the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to Shareholder, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

         Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.


                            PERFORMANCE INFORMATION

         The Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1,5 and 10 year periods or up to the life of the Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 P (1+T)n = ERV
Where:           P =        a hypothetical initial payment of $1,000
                 T =        average annual total return
                 n =        number of years
                 ERV =      ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1,5 or 10 year
                            periods at the end of the 1,5 or 10 year periods
                            (or fractional portion thereof)

         In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), the Russell 2000, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the maximum sales charge and assumes reinvestment of all income dividends and capital gain distributions during the period.

         The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum sales charge will not be included with respect to annual, annualized or aggregate rates of return calculations.

                                     Part C

Item 24.  Financial Statements and Exhibits
           (a)  Financial Statements Included in Part A:
                None
                Financial Statements Included in Part B:
                None
           (b)  Exhibits
                (1) Amended Declaration of Trust was filed as an Exhibit to Registrant's Pre-effective Amendment No. 1 filed September 3, 1993 and is herewith incorporated by reference.

                (2) Amended Bylaws of the Registrant were filed as an Exhibit to Registrant's Pre-effective Amendment No. 1 filed September 3, 1993 and is herewith incorporated by reference.

                (3)       Not Applicable

                (4)       Not Applicable

                (5) (a) Form of Investment Management Agreement between the Registrant and Reserve Management Company, Inc. was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

                          (b) Form of Sub-Investment Management Agreements between the Registrant, Reserve Management Company, Inc. and Sub-Adviser, is herewith incorporated by reference.

                (6) (a) Form of Distribution Agreement between the Registrant and Resrv Partners, Inc. was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

                          (b) Form of Dealer Agreement. was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

                (7) Pension Plan of Reserve Management corporation was filed as an exhibit to Post-Effective Amendment No. 32 of The Reserve Fund, File No. 2-36429; amendments to Pension Plan filed as an exhibit to Post-Effective No. 45 of The Reserve Fund (File No. 2-36429) dated July 31, 1989 and is herewith incorporated by reference.

                (8) Form of Custodian Agreement between Registrant and Custodial Trust Company was filed as an Exhibit to Pre- effective Amendment No.1 filed September 3, 1993 and is herewith incorporated by reference.

                (9)       Not Applicable

               (10)       Opinion of counsel*

               (11)       Consent of Independent Accountants - Not Applicable

               (12)       Not Applicable




-----------------------------------
*Filed herewith

               (13) Form of Subscription Agreement was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

               (14)       Not Applicable.

               (15) Form of Service Plan was filed as an Exhibit to the Registrant's Registration Statement filed May 25, 1993 and is herewith incorporated by reference.

               (16)       Not Applicable.

               (17)       Powers of Attorney*

               (18)       Rule 18f-3 Plan

Item 25.         Persons Controlled by or Under Common Control with Registrant

                 As of January 1, 1995, Reserve Management Company, Inc., a New Jersey corporation, was a shareholder of Registrant.


Item 26.         Number of Holders of Securities

                 As of July 31, 1995 there were 269 recordholders of the Registrant.

Item 27.         Indemnification

                 Reference is made to Section 10.02 of the Registrant's Declaration of Trust. No indemnification shall be provided hereunder to a Covered person:

                 Section 10.02 provides that

                          i) who shall have been adjudicated by a court or
                 other body including, without limitation, arbitration panels or self-regulatory organizations before which the proceeding was brought (A) to be liable to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or

                          ii) in the event of a settlement, unless there has
                 been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at lease a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.


-------------------------
*Filed herewith

                          c) The rights of indemnification herein provided may
                 be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

                          d) Expenses in connection with the preparation and
                 presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under
                 Section 10.02.

                 Each Trustee, officer, employee or agent of the registrant, and any person who has served at it request as Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the State of Delaware, subject to the provisions of the Investment company Act of 1940 and the rules and regulations thereunder.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officer and controlling persons of the Registrant pursuant to the Declaration to Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange commission such indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate public policy as express in the Act and will governed the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Adviser

                          Position with
     Name                 the Adviser                                            Other Business
----------------------------------------------------------------------------------------------------------------
Henry B.R. Brown          President, Treasurer and Director       President, Treasurer and Director of Reserve Management
                                                                  Corporation of the same address as the Trust; Director and
                                                                  Treasurer of Transfer Agent Inc., 14 Locust Place, Manhasset, NY
                                                                  11030.

Bruce R. Bent             Vice President, Secretary and           Vice President, Secretary, and Director
                          Director                                of Reserve Management Corporation and Director of Resrv Partners,
                                                                  Inc. both of the same address as the Trust.

Marc C. Cozzolino         Counsel                                 Counsel of Reserve Management Corporation and Counsel  and
                                                                  Secretary of Resrv Partners, Inc. both of the same address as the
                                                                  Trust.

Item 29.         Principal Underwriters

                 (a) Resrv Partners, Inc., the principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve Tax-Exempt Trust, and Reserve New York Tax-Exempt Trust.

Name and Principal                  Positions and Offices                    Position and Offices
 Business Address                 With Resrv Partners, Inc.                     With Registrant
----------------------------------------------------------------------------------------------------------------
Bruce R. Bent                     Chairman and Director                      President, Treasurer & Trustee

Marc C. Cozzolino                 Counsel & Secretary                        Counsel & Secretary


Item 30.       Location of Accounts and Records

               All records required to maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodians and certain records regarding portfolio transactions which are maintained at the offices of the Sub-Advisers: T.H. Fitzgerald & Co., Research Center, 305 Center Rd., Easton, CT 00612; Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, NY 10022; Roanoke Asset Management, 529 Fifth Avenue, New York, NY 10017. Cambridge Equity Advisors, 5214 Mayland Way, Suite 309, Brentwood, TN 37027. Southern Capital Advisors, 50 Front Street, Morgan Keegan Tower, Memphis, TN 38103. Pinnacle Associates Ltd., 666 Fifth Avenue, 14th Floor, New York, NY 10103. Siphron Capital Management, 280
               S. Beverly Drive, Beverly Hills, California 90212. Kenneth J. Gerbino & Company, 9595 Wilshire Boulevard, Suite 200, Beverly Hills, California 90212.

Item 31.       Management Services

               See "Investment Management and Other Agreements" in Part B.

Item 32.       Undertakings

                 Registrant makes the following undertakings:
                 (a) to file a post effective amendment, using financial statements which may not be certified, with four to six months from the effective date of this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on
the     20th    day of October, 1995

                                                                        /s/     Bruce R. Bent
                                                                    -------------------------------------------
                                                                    Bruce R. Bent, President
Attest:
/s/  Marc C. Cozzolino
---------------------------------------------------
         Marc C. Cozzolino, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.

          /s/  Bruce R. Bent                                                 Date    10/20/95
------------------------------------------------------------                      -----------------------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)

*        /s/                                                                 Date:
 -----------------------------------------------------------                       -------------------
         Edwin Ehlert Jr., Board Member

*        /s/                                                                 Date
 -----------------------------------------------------------                     -------------------
         Henri W. Emmet, Board Member

*        /s/                                                                 Date
 -----------------------------------------------------------                     -------------------
         Donald J. Harrington, Board Member

*        /s/                                                                 Date
 -----------------------------------------------------------                     -------------------
         Niels W. Johnsen, Board Member

*        /s/                                                                 Date
 -----------------------------------------------------------                     -------------------
         Burtt R. Ehrlich, Board Member

*        /s/                                                                 Date
 -----------------------------------------------------------                     -------------------
         Thomas L. Rhodes, Board Member

           /s/    Marc C. Cozzolino                                                  Date        10/20/95
------------------------------------------------------------                              ---------------------
         Marc C. Cozzolino, *Attorney-in-Fact
         Counsel and Secretary

                               INDEX TO EXHIBITS

                                                                  Sequentially
                                                                  Numbered
Exhibit No.               Description
-----------               -----------
          1.              Declaration of Trust of Registrant.**

          2.              Bylaws of Registrant.**

          3.              Not Applicable.

          4.              Not Applicable.

          5. (a) Form of Investment Management Agreement between the registrant and Reserve Management Company Inc.**

                          (b) Form of Sub-Investment Management Agreement between Registrant, Reserve Management Company, Inc.
                          and Pinnacle Associates Ltd.

          6.              (a) Form of Distribution Agreement between the
                          Registrant and Resrv Partners, Inc.**

                          (b) Form of Selected Dealer Agreement.**

          7. Pension Plan of Reserve Management Corp. filed as an exhibit to Post-Effective Amendment No., 32 of The
                          Reserve Fund (File No. 2-36429); amendments thereto filed as an exhibit to Post-Effective Amendment No.
                          45 and all are incorporated by reference.

          8.              Form of Custodian Agreements between Registrant and
                          Custodial Trust Company.**

          9.              Not Applicable.

         10.              Opinion of Counsel.

         11.              Consent of Independent Accountants - Not Applicable

         12.              Not Applicable

         13. Form of Subscription Agreement between the Registrant and Reserve Management Company, Inc.**

         14.              Not Applicable

         15.              Form of Service Plan**

         16.              Not Applicable.

         17.              Powers of Attorney

         18.              Not Applicable

**Previously filed